SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                     (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                           WESTAMERICA BANCORPORATION
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

                           WESTAMERICA BANCORPORATION
  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

----------------------------------------------------------------------------

(2)  Aggregate number of securities to which transactions applies:

----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

----------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

----------------------------------------------------------------------------

(5)  Total fee paid:

----------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

----------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

----------------------------------------------------------------------------

(3)  Filing party:

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(4)  Date filed:

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



[GRAPHIC OMITTED]          WESTAMERICA BANCORPORATION
                                1108 FIFTH AVENUE
                          SAN RAFAEL, CALIFORNIA 94901
                                 March 20, 1997

To Our Shareholders:

   The Annual Meeting of Shareholders of Westamerica Bancorporation will be held at 7:30 P.M. ON TUESDAY, APRIL 22, 1997, AT THE SHOWCASE THEATRE, MARIN CENTER, SAN RAFAEL, CALIFORNIA, as stated in the formal notice accompanying this letter. We hope you will plan to attend.

   At the Annual Meeting, the shareholders will be asked to elect directors, to approve the selection of independent auditors and to consider a shareholder proposal.

   Please sign and return the enclosed proxy as promptly as possible so that your shares may be represented at the Annual Meeting. If you attend, you may vote in person even though you previously returned your proxy.

   We look forward to seeing you at the Annual Meeting on Tuesday, April 22, 1997.


                                        Sincerely,

                                        /s/ DAVID L. PAYNE

                                        DAVID L. PAYNE
                                        Chairman of the Board,
                                        President and Chief Executive Officer

                           WESTAMERICA BANCORPORATION
                                1108 FIFTH AVENUE
                          SAN RAFAEL, CALIFORNIA 94901

                              --------------------

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS--APRIL 22, 1997

To the Shareholders of WESTAMERICA BANCORPORATION:

   The Annual Meeting of Shareholders will be held at the SHOWCASE THEATRE, MARIN CENTER, SAN RAFAEL, CALIFORNIA, ON TUESDAY, APRIL 22, 1997, AT 7:30 P.M. for the purpose of:

      1. Electing 11 directors;

      2. Approving the selection of independent auditors for 1997;

      3. Considering a shareholder proposal to change the method of compensating the members who serve on the Board of Directors; and

      4. Transacting such other business as may properly come before the Annual Meeting.

   Shareholders of record at the close of business on February 28, 1997, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. You are cordially invited to attend the Annual Meeting. If you do not expect to be present, please complete, sign and date the accompanying proxy and mail it at once in the enclosed envelope. No postage is necessary if mailed within the United States.

   WESTAMERICA BANCORPORATION'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 IS ENCLOSED. THE ANNUAL REPORT CONTAINS FINANCIAL AND OTHER INFORMATION ABOUT THE ACTIVITIES OF WESTAMERICA BANCORPORATION, BUT IT IS NOT TO BE DEEMED A PART OF THE PROXY SOLICITING MATERIALS.


                                              BY ORDER OF THE BOARD OF
                                              DIRECTORS

                                              /s/ Mary Anne Bell

                                              Mary Anne Bell
                                              Assistant Corporate Secretary


Dated: March 20, 1997


--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

--------------------------------------------------------------------------------

                              TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL ..................................................................... 1

ELECTION OF DIRECTORS ....................................................... 2

CERTAIN INFORMATION ABOUT THE BOARD OF DIRECTORS AND CERTAIN
 COMMITTEES OF THE BOARD .................................................... 3

EXECUTIVE OFFICERS .......................................................... 5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
 AND MANAGEMENT ............................................................. 5

EXECUTIVE COMPENSATION ...................................................... 8

OTHER ARRANGEMENTS .......................................................... 9

BOARD COMPENSATION COMMITTEE REPORT .........................................10

STOCK PERFORMANCE CHART .....................................................12

APPROVAL OF AUDITORS ........................................................12

SHAREHOLDER PROPOSAL ........................................................13

OTHER MATTERS ...............................................................14

                           WESTAMERICA BANCORPORATION
                                1108 FIFTH AVENUE
                          SAN RAFAEL, CALIFORNIA 94901

                              --------------------

                                 PROXY STATEMENT
                                 March 20, 1997

                              --------------------

                                     GENERAL

   This proxy statement is furnished in connection with the solicitation of proxies by the Westamerica Bancorporation (the "Corporation") Board of Directors (the "Board") for use at the Annual Meeting of Shareholders to be held at 7:30 p.m., Tuesday, April 22, 1997, at the Showcase Theatre, Marin Center, San Rafael, California, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Meeting"). This proxy statement and proxy were first mailed to shareholders on or about March 20, 1997.

   Voting Rights and Vote Required. Shareholders of record of the Corporation's common stock at the close of business on February 28, 1997, the record date, are entitled to vote at the Meeting. On that date, 9,444,222 shares of the Corporation's common stock were outstanding. The determination of shareholders entitled to vote at the Meeting and the number of votes to which they are entitled was made on the basis of the Corporation's records as of the record date.

   Each share is entitled to one vote, except that with respect to the election of directors, a shareholder may cumulate votes as to candidates nominated prior to voting if any shareholder gives notice of intent to cumulate votes at the Meeting prior to the voting. If any shareholder gives such notice, all shareholders may cumulate their votes for nominees. Under cumulative voting, each share carries as many votes as the number of directors to be elected, and the shareholder may cast all of such votes for a single nominee or distribute them in any manner among as many nominees as desired.

   In the election of directors, the 11 nominees receiving the highest number of votes will be elected. Approval of the selection of the independent auditors will require the affirmative vote of a majority of the shares represented and voting at the Meeting. Approval of the shareholder proposal which proposes changing the method of compensating the members of the Board will also require the affirmative vote of a majority of the shares represented and voting at the Meeting. Abstentions will not count as votes in favor of the election of directors or any of the other proposals.

   Quorum. A majority of the shares entitled to vote, represented either in person or by a properly executed proxy, will constitute a quorum at the Meeting. Shares which abstain from voting and "broker non-votes" (shares as to which brokerage firms have not received voting instructions from their clients and therefore do not have the authority to vote the shares at the Meeting) will be counted for purposes of determining a quorum only.

   Voting of Proxies. The shares represented by all properly executed proxies received in time for the Meeting will be voted in accordance with the shareholders' choices specified therein; provided, however, that where no choices have been specified, the shares will be voted to approve the selection of KPMG Peat Marwick LLP as independent auditors and to disapprove the shareholder proposal to change the method of compensating the members of the Board. When exercising the powers granted to proxy holders under the caption "ELECTION OF DIRECTORS," the shares will be voted for the election of directors in the manner described therein.

   The Board knows of no matters to be brought before the Meeting other than the election of directors, the selection of independent auditors for 1997 and the consideration of a shareholder proposal. If, however, any other matters of which the Board is not now aware are properly presented for action, it is the intention of the proxy holders named in the enclosed form of proxy to vote such proxy on such matters in accordance with their best business judgment.

   Revocability of Proxy. The delivery of the enclosed proxy does not preclude the shareholder delivering the proxy from voting in person or changing the proxy should the shareholder so desire. The proxy may be revoked by a written directive to the Corporation, by another proxy subsequently executed and presented at the Meeting at any time prior to the actual voting or by attendance and voting at the Meeting.

   Shareholder Proposals. Proposals of shareholders to be considered for inclusion in the Corporation's annual proxy statement for next year's annual meeting must be received at the Corporation's executive offices at 1108 Fifth Avenue, San Rafael, California 94901, no later than November 19, 1997.

                            ELECTION OF DIRECTORS

   Dr. Murray is retiring from the Board effective March 27, 1997. As a result, the number of directors of the Board to be elected at the Meeting to hold office for the ensuing year and until their successors are elected and qualified is 11. It is the intention of the proxy holders named in the enclosed proxy to vote such proxies (except those containing contrary instructions) for the 11 nominees named below.

   The Board does not anticipate that any of the nominees will be unable to serve as a director, but if that should occur before the Meeting, the proxy holders reserve the right to substitute as nominee and vote for another person of their choice in the place and stead of any nominee unable to so serve. The proxy holders reserve the right to cumulate votes for the election of directors and cast all of such votes for any one or more of the nominees, to the exclusion of the others, and in such order of preference as the proxy holders may determine in their discretion.

   Nominees. The nominees for election to the office of director of the Board are named and certain information with respect to them is given below. The information has been furnished to the Corporation by the respective nominees. All of the nominees have engaged in their indicated principal occupation for more than five years, unless otherwise indicated.



                                                                                                 DIRECTOR
NAME OF NOMINEE                                   PRINCIPAL OCCUPATION                             SINCE
---------------                                   --------------------                             -----
Etta Allen ....................    Mrs. Allen, born in 1929, is president and owner of Allen       1988
                                   Heating and Sheet Metal of Greenbrae.

Louis E. Bartolini ............    Mr. Bartolini, born in 1932, retired in 1988 as a vice          1991
                                   president and financial consultant with Merrill Lynch,
                                   Pierce, Fenner & Smith, Inc.

Charles I. Daniels, Jr. .......    Mr. Daniels, born in 1926, is president and owner of House      1989
                                   of Daniels, Inc., of Novato, a beverage distribution firm.

Don Emerson ...................    Mr. Emerson, born in 1928, was president of Calso Company.      1979
                                   He presently devotes his time to personal investments.

Arthur C. Latno, Jr. ..........    Mr. Latno, born in 1929, was an Executive Vice President        1985
                                   for Pacific Telesis Group (formerly Pacific Telephone Co.).
                                   Mr. Latno retired from that company in November of 1992.

Patrick D. Lynch ..............    Mr. Lynch, born in 1933, is a consultant and director for       1986
                                   several high technology firms.

Catherine Cope MacMillan.......    Ms. MacMillan, born in 1947, is president and owner of The      1985
                                   Firehouse Restaurant in Sacramento.

Ronald A. Nelson ..............    Mr. Nelson, born in 1942, was vice president of Charles M.      1988
                                   Schulz Creative Associates, a general partner in various
                                   Schulz partnerships and trustee for various Schulz trusts
                                   and the Schulz foundation. He now devotes his time to
                                   personal investments.


                                       2

                                                                                                 DIRECTOR
NAME OF NOMINEE                                   PRINCIPAL OCCUPATION                             SINCE
---------------                                   --------------------                             -----
Carl R. Otto .................    Mr. Otto, born in 1946, is the President and Chief               1992
                                  Executive Officer of John F. Otto, Inc., a general
                                  contracting firm in Sacramento.

David L. Payne ...............    Mr. Payne, born in 1955, is the Chairman of the Board,           1984
                                  President and Chief Executive Officer of the Corporation.
                                  Mr. Payne is President and Chief Executive Officer of
                                  Gibson Printing and Publishing Company and Gibson Radio and
                                  Publishing Company, which are newspaper, commercial
                                  printing and real estate investment companies headquartered in Vallejo.

Edward B. Sylvester  .........    Mr. Sylvester, born in 1936, is the owner of Sylvester           1979
                                  Engineering,  Inc., a civil  engineering  and planning
                                  firm.



                CERTAIN INFORMATION ABOUT THE BOARD OF DIRECTORS
                       AND CERTAIN COMMITTEES OF THE BOARD

   The Board held a total of 14 meetings during 1996. Every director attended at least 75% of the aggregate of: (i) the 14 Board meetings; and (ii) all of the meetings of any Committee on which such director served.

   Committees of the Board. The Board has an Executive Committee, the members of which are D. L. Payne, Chairman, D. Emerson, A. C. Latno, Jr., P. D. Lynch and
E. B. Sylvester. The Board delegates to the Executive Committee, subject to control of the Board and subject to the limitations of California General Corporation Law, any powers and authority of the Board in the management of the business and affairs of the Corporation. The Executive Committee held 12 meetings in 1996.

   The Board has an Audit Committee, the members of which are R. A. Nelson, Chairman, E. Allen, L. E. Bartolini, C. I. Daniels, Jr. and C. R. Otto. The Audit Committee reviews with the Corporation's independent auditors and management the Corporation's accounting principles, policies and practices and its reporting policies and practices. The Audit Committee reviews with the independent auditors the plan and results of the auditing engagement and reviews the scope and results of the procedures of the Corporation's internal Audit Department. The Audit Committee conducts investigations of the adequacy of the Corporation's internal accounting procedures and reviews the results of such investigations with the Corporation's internal audit staff and with the Board. The Audit Committee reviews the reports of examinations conducted by bank regulatory authorities. The Audit Committee held five meetings in 1996.

   The Board has an Employee Benefits and Compensation Committee, the members of which are P. D. Lynch, Chairman, E. Allen, D. Emerson, A. C. Latno, Jr., C. C. MacMillan and R. A. Nelson. The Employee Benefits and Compensation Committee administers and carries out the terms of the Corporation's employee stock option plans as well as the tax deferred savings and retirement and profit-sharing plans. The Employee Benefits and Compensation Committee administers the Corporation's compensation programs and reviews and recommends to the Board the compensation level for the executive officers of the Corporation and its subsidiaries. The Employee Benefits and Compensation Committee also reviews the performance of and recommends promotions for the executive officers of the Corporation. The Employee Benefits and Compensation Committee held five meetings in 1996.

   The Board has a Nominating Committee for the election of directors, the members of which are A. C. Latno, Jr., Chairman, L. E. Bartolini, C. I. Daniels, Jr., D. Emerson, C. C. MacMillan, D. L. Payne and E. B. Sylvester. The Nominating Committee is responsible for reviewing the fees paid to directors for attendance at Board and Committee meetings and making recommendations with respect thereto. The Nominating Committee will consider shareholder nominations for election to the Board submitted in accordance with section 2.14 of the Bylaws of the Corporation ("Section 2.14"). Section 2.14 requires that nominations be submitted in writing to the Secretary (or Assistant Secretary) of the Corporation within not less than 14 days nor more than 50 days prior to the annual meeting at which directors will be elected and that nominations contain certain specified information regarding the nominee and the nominating shareholder. The Nominating Committee held one meeting in 1996.

   The Board has a Loan and Investment Committee, the members of which are E. B. Sylvester, Chairman, A. C. Latno, Jr., P. D. Lynch and C. C. MacMillan. The Loan and Investment Committee is responsible for reviewing major loans and investment policies and for monitoring the activities related to the Community Reinvestment Act. The Loan and Investment Committee met 12 times in 1996.

   Directors' Fees. During 1996, directors of the Corporation and Westamerica Bank ("WAB") received an annual retainer of $14,000. Each director received $1,000 for each meeting of the Board that he or she attended, except that if the director was a member of the Board of both the Corporation and a subsidiary bank and both Boards met on the same day, the director only received a single $1,000 fee for attending both meetings.

   During 1996, nonemployee directors received $500 for each Committee meeting of the Board attended. The Chairman of each Committee received an additional $250, for a total of $750, for each Committee meeting attended. The Chairman of the Board, D. L. Payne, is compensated as an employee and did not receive an annual retainer or director's fees.

   Indebtedness of Directors and Management. Certain of the directors, executive officers and their associates have had banking transactions with subsidiaries of the Corporation in the ordinary course of business. All outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, did not involve more than a normal risk of collectibility and did not present other unfavorable features.

                               EXECUTIVE OFFICERS

   The executive officers of the Corporation and Westamerica Bank ("WAB") serve at the pleasure of the Board and are subject to annual appointment by the Board at its first meeting following the Annual Meeting of Shareholders. It is anticipated that each of the executive officers listed below will be reappointed to serve in such capacities at the first meeting of the Board following the Meeting. The executive officers include David L. Payne, President and Chief
Executive Officer, about whom information is provided above, and the following persons:

                                                                                               HELD
NAME OF EXECUTIVE                                  POSITION                                    SINCE
-----------------                                  --------                                    -----
E. Joseph Bowler  ..........    Mr. Bowler, born in 1936, is Senior Vice President and          1980
                                Treasurer for the Corporation.

Robert W. Entwisle..........    Mr. Entwisle, born in 1947, is Senior Vice President in         1986
                                charge of the Banking Division of WAB.

Evan N. Fricker.............    Mr. Fricker, born in 1938, is Vice President and General        1983
                                Auditor for the Corporation.

Charles L. Fritz ...........    Mr.  Fritz,  born in 1936,  is  Executive  Vice President       1988
                                and 1988 Chief Credit Officer of the Corporation.

Dennis R. Hansen ...........    Mr.  Hansen,  born in  1950,  is  Senior  Vice                  1978
                                President and 1978 Controller for the Corporation.

Thomas S. Lenz .............    Mr. Lenz, born in 1937, is Senior Vice President and            1989
                                Chief Credit Administrator of WAB.

Hans T. Y. Tjian ...........    Mr. Tjian, born in 1939, is Senior Vice President and           1989
                                Manager of the Operations and Systems Administration
                                Division of WAB.



                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

   Security Ownership of Certain Beneficial Owners. To the best knowledge of the Corporation, as of February 3, 1997, no person or entity was the beneficial owner of more than 5% of the Corporation's outstanding shares. For the purpose of this disclosure and the disclosure of ownership of shares by management below, shares are considered to be "beneficially" owned if the person has or shares the power to vote or direct the voting of the shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership (as so defined) within 60 days of February 3, 1997.


   Security Ownership of Directors and Management. The following table shows the number of common shares and the percentage of the common shares beneficially owned (as defined above) by each of the current directors, by each of the nominees for election to the office of director, by the Chief Executive Officer and the five other most highly compensated executive officers and by all directors and executive officers of the Corporation as a group as of February 3, 1997.


                                                  AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
                                      ------------------------------------------------------------------
                                         SOLE          SHARED          RIGHT TO
                                      VOTING AND     VOTING AND     ACQUIRE WITHIN                        PERCENT OF
                                      INVESTMENT     INVESTMENT       60 DAYS OF                          SHARES OF
             NAME                       POWER          POWER       FEBRUARY 3, 1997(1)         TOTAL(2)    CLASS(3)
             ----                       -----          -----       -------------------         --------    --------
Etta Allen(4) .....................      3,555                                                   3,555         *
Louis Bartolini ...................        600                                                     600         *
Charles I. Daniels, Jr.  ..........        698                                                     698         *
Donald Emerson ....................     22,550                                                  22,550         *
Arthur C. Latno, Jr.(5)  ..........      1,047                                                   1,047         *
Patrick D. Lynch ..................        500                                                     500         *
Catherine C. MacMillan ............        500                                                     500         *
Dwight H. Murray, Jr. .............     59,964                                                  59,964         *
Ronald A. Nelson(6) ...............     12,000                                                  12,000         *
Carl R. Otto ......................      2,000                                                   2,000         *
David L. Payne(7) .................    197,997           3,642            95,866               297,505       3.12%
Edward B. Sylvester ...............     27,589                                                  27,589         *
James M. Barnes(8) ................     13,480           2,018            31,683                47,181         *
Robert W. Entwisle(9) .............      8,099           2,627            30,866                41,592         *
Hans T. Y. Tjian(10) ..............     19,924           3,931            31,150                55,005         *
Charles L. Fritz(11) ..............     16,610           3,890            23,350                43,850         *
E. Joseph Bowler ..................     29,879           9,786            15,916                55,581         *
All 20 Directors and Officers
 as a Group .......................    421,295          35,251           266,162               722,708       7.44%


---------------
* Indicates that the percentage of the outstanding shares beneficially owned is less than one percent (1%).
 (1) During 1995, the Corporation adopted the Westamerica Bancorporation Deferral Plan which allows recipients of restricted performance shares to defer the receipt of such shares into succeeding years. Includes restricted performance shares vesting on March 31, 1997, whether or not deferred by the executive into the Westamerica Bancorporation Deferral Plan.
 (2) Includes directors' qualifying shares.
 (3) In calculating the percentage of ownership, all shares which the identified person or persons have the right to acquire by exercise of options are deemed to be outstanding for the purpose of computing the percentage of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.
 (4) Includes 3,450 shares held in a trust as to which Mrs. Allen is trustee.
 (5) Includes 400 shares owned by Mr. Latno's wife, as to which Mr. Latno disclaims beneficial ownership.
 (6) Includes 2,000 shares held in trust, as to which Mr. Nelson is co-trustee with sole voting and investment power.
 (7) Includes 176,279 shares owned by Gibson Radio and Publishing Company, of which Mr. Payne is President and Chief Executive Officer, as to which Mr. Payne disclaims beneficial ownership.
 (8) Mr. Barnes served as Executive Vice President and Chief Financial Officer of the Corporation until his resignation in November 1996.
(9) Includes 7,589 shares held in a trust, as to which Mr. Entwisle is co-trustee with sole voting and investment power.
(10) Held in a trust, as to which Mr. Tjian is co-trustee with sole voting and investment power.
(11) Includes 1,350 shares owned by Mr. Fritz's wife, as to which Mr. Fritz disclaims beneficial ownership.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Corporation's directors and executive officers and persons who own more than 10% of a registered class of the Corporation's equity securities to file with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Officers, directors and greater than 10% shareholders are required by the SEC to furnish the Corporation with copies of all Section 16(a) forms they file.

   To the Corporation's knowledge, based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all
Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with.

                             EXECUTIVE COMPENSATION

   The following Summary Compensation Table sets forth the compensation of the Corporation's Chief Executive Officer and the five other most highly compensated executive officers for services in all capacities to the Corporation, WAB and other subsidiaries during 1996, 1995 and 1994:


                           SUMMARY COMPENSATION TABLE


                                                                                                     ALL OTHER
                                                                                                     COMPENSA-
                                           ANNUAL COMPENSATION           LONG-TERM COMPENSATION        TION(4)
                         --------------------------------------------  --------------------------    ---------
        NAME AND                                                       RESTRICTED     SECURITIES
       PRINCIPAL                                                         STOCK        UNDERLYING
        POSITION         YEAR        SALARY      BONUS(1)    OTHER(2)   AWARDS(3)     OPTIONS(3)
        --------         ----        ------      --------    --------   ---------     ----------
David L. Payne,          1996      $272,016     $260,000     $ 3,365    $351,900         31,550       $     0
CEO                      1995       272,016      232,800       3,174     281,400         24,600        12,291
                         1994       272,016      200,000       2,379     174,038         27,050         8,367

James M. Barnes,         1996      $149,040     $      0     $12,920    $135,700(5)       9,450       $ 9,000
EVP & CFO(6)             1995       149,040      115,200      12,847     100,500          5,900         9,000
                         1994       149,040      102,400      12,777      60,775          6,450         3,750

Robert W. Entwisle,      1996      $134,280     $ 66,200     $13,510    $121,900          8,500       $ 9,500
SVP                      1995       134,280       70,000      15,179      90,450          5,300        12,142
                         1994       134,280       62,600      15,937      55,250          5,850         6,369

Hans T. Y. Tjian,        1996      $130,008     $ 68,200     $14,970    $110,400(5)       7,650       $ 8,892
SVP                      1995       130,008       66,800      15,405      82,075          4,800         9,000
                         1994       130,008       66,600      16,230      44,200          5,250         3,750

Charles L. Fritz,        1996      $120,960     $ 60,200     $15,530    $110,400(5)       7,650       $ 9,000
EVP & CCO                1995       120,960       59,800      15,260      82,075          4,800         9,000
                         1994       120,960       57,800      15,004      49,725          5,250         3,750

E. Joseph Bowler         1996      $ 98,160     $ 49,600     $14,054    $ 78,200(5)       4,150       $ 9,000
SVP & Treasurer          1995        98,160       48,500      13,597      67,000          2,900         9,000
                         1994        98,160       46,700      14,892      33,150          3,200         3,750

------------
(1)  Includes bonuses in the year in which they were earned.
(2) Includes monthly auto allowance for each individual excluding Mr. Payne, and the amount of any taxable perquisites and split dollar life insurance for Mr. Payne in 1996, 1995 and 1994.
(3) The Corporation grants restricted performance shares and nonqualified stock options in the first quarter of each year based on corporate performance in the prior calendar year. These grants are reported in the year in which they were granted. As with all outstanding shares of common stock, dividends are paid on vested restricted performance shares. At December 31, 1996, these individuals held the following unvested restricted performance shares with the following fair market values, based on a price of $57.75 per share: Payne (25,050 shares valued at $1,446,638); Barnes (9,950 shares valued at $574,613); Entwisle (8,950 shares valued at $516,863); Tjian (8,050 shares valued at $464,888); Fritz (8,050 shares valued at $464,888); and Bowler (5,250 shares valued at $303,188). The following table sets forth the restricted performance share grants which were made on the following dates to the named individuals:

                          JANUARY 26, 1994             JANUARY 25, 1995              JANUARY 24, 1996
                     MARKET PRICE: $28.06/SHARE   MARKET PRICE: $30.75/SHARE   MARKET PRICE: $46.375/SHARE
                     --------------------------   --------------------------   ---------------------------

      David L. Payne           9,350                        8,450                         7,250
      James M. Barnes          3,600                        3,300                         3,050
      Robert W. Entwisle       3,250                        2,950                         2,750

      Hans T. Y. Tjian         2,950                        2,650                         2,450
      Charles L. Fritz         2,950                        2,650                         2,450
      E. Joseph Bowler         2,050                        1,850                         1,350

(4) Includes 1996 matching contributions made by the Corporation under the WABC Tax Deferred Savings/Retirement Plan ("ESOP") for the accounts of Messrs. Payne, Barnes, Entwisle, Tjian, Fritz and Bowler of: Payne-0; Barnes-$9,000; Entwisle-$9,500; Tjian-$8,892; Fritz-$9,000; and
     Bowler-$9,000.
(5) Messrs. Barnes, Tjian, Fritz and Bowler deferred the receipt of their restricted stock awards into the Deferral Plan.
(6) Mr. Barnes served as Executive Vice President and Chief Financial Officer of the Corporation until his resignation in November 1996.



   The following  table describes  stock options and stock  appreciation  rights
("SARs") that were granted pursuant to the Westamerica Bancorporation 1995 Stock
Option Plan (the "1995 Stock Option Plan") to the Corporation's  Chief Executive
Officer and the five other most highly compensated executive officers in the fiscal year ended December 31, 1996. All of these grants were made on January
24, 1996, based on achievement of 1995 corporate performance objectives.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                             NUMBER          PERCENT
                          OF SECURITIES      OF TOTAL                                             GRANT
                           UNDERLYING    OPTIONS GRANTED                                           DATE
                             OPTIONS     TO ALL EMPLOYEES      EXERCISE       EXPIRATION         PRESENT
       NAME                GRANTED(1)     IN FISCAL YEAR        PRICE            DATE             VALUE(2)
       ----                ----------     --------------        -----            ----             --------
David L. Payne ...........   31,550            19%             $46.375         01/24/2006       $324,334
James M. Barnes  .........    9,450             6               46.375         01/24/2006         97,146
Robert W. Entwisle........    8,500             5               46.375         01/24/2006         87,380
Hans T. Y. Tjian  ........    7,650             5               46.375         01/24/2006         78,642
Charles L. Fritz  ........    7,650             5               46.375         01/24/2006         78,642
E. Joseph Bowler  ........    4,150             3               46.375         01/24/2006         42,662

-----------
(1) All options are nonqualified stock options which vest over a three-year period: 1/3 one year after grant date, 2/3 two years after grant date, and fully three years from grant date. All options have an exercise price equal to the market value on the date of grant. The terms of all of the
     Corporation's stock option plans provide that options may become exercisable in full in the event of a change of control as defined in each stock option plan.
(2) A Black-Scholes option pricing model using standard assumptions, including 15% annual divided growth, a risk-free rate equal to the six-year U.S. Treasury yield of 5.40%, volatility of 17% and a six-year maturity was used to derive the per share option value of $10.28.


   The following table sets forth the stock options or SARs exercised in 1996 and the December 31, 1996 unexercised value of both vested and unvested stock options and SARs for the Corporation's Chief Executive Officer and the five other most highly compensated executive officers.


             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                            DECEMBER 31, 1996 VALUES

                                                                             NUMBER OF SECURUTIES
                                                                            UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                                               OPTIONS/SARS AT            IN-THE-MONEY OPTIONS/SARS
                                         SHARES                                DECEMBER 31, 1996            AT DECEMBER 31, 1996(1)
                                        ACQUIRED         VALUE          -----------------------------   ----------------------------
   NAME                                ON EXERCISE      REALIZED        EXERCISABLE     UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
   ----                                -----------      --------        -----------     -------------   -----------    -------------
David L. Payne ...............             --         $     --             58,783           56,967       $1,968,681     $1,069,396
James M. Barnes ..............           15,548          448,775           20,816           15,534          735,924        277,545
Robert W. Entwisle ...........            6,975          166,356           21,066           13,984          744,848        250,001
Hans T. Y. Tjian .............             --               --             22,300           12,600          806,640        225,376
Charles L. Fritz .............             --               --             14,500           12,600          496,590        225,376
E. Joseph Bowler .............           11,662          318,480           10,449            7,151          361,180        131,103

-----------
(1) Fair market value of the Corporation's Common Stock was $57.75 per share on December 31, 1996.

                               OTHER ARRANGEMENTS

CERTAIN EMPLOYMENT CONTRACTS

   WAB entered into employment agreements with Mr. Entwisle and Mr. Bowler, each dated January 7, 1987. The agreements of these individuals are essentially identical except for salary. Mr. Entwisle's annual base salary is $134,280 and Mr. Bowler's is $98,160. The agreements are "evergreen" in the sense that the term of the agreement is automatically extended for one additional month upon completion of each additional month of employment unless WAB gives Mr. Entwisle or Mr. Bowler one year's notice of intent to terminate.

   WAB may terminate each of these executive's employment without cause and each of these executives may terminate his employment for "good reason," as defined in the agreements. Under such circumstances, however, Messrs. Entwisle and Bowler each would be entitled to severance pay equal to the sum of: (i) one times his base salary; (ii) his maximum bonus(es) had he remained employed one additional year past the date of termination; and (iii) an amount equal to his automobile allowance for the one year preceding the date of termination.

   The agreements with Messrs. Entwisle and Bowler also provide for the payment to the executive of liquidated damages upon termination of employment by WAB without cause or termination by the executive for "good reason." Under the terms of the agreements, the amount of liquidated damages is reduced by any severance pay received by the executive and the executive is under a duty to mitigate his damages.

   Hans T. Y. Tjian accepted a position with WAB as Senior Vice President and Manager of Operations and Systems Administration under the terms set forth in a letter agreement dated April 14, 1989. Under the terms of this agreement, Mr. Tjian is entitled to: (i) receive an annual salary of $130,000; (ii) receive a car allowance of $1,000 per month; (iii) participate in WAB's executive bonus plan; (iv) participate in the Corporation's stock option plan; and (v) vacation leave. In addition, Mr. Tjian is entitled to receive severance pay equal to his annual base salary for one year if his position is eliminated as a result of a change of control.

                     BOARD COMPENSATION COMMITTEE REPORT

   The Board, operating through its Employee Benefits and Compensation Committee, has established an executive compensation program and determines annual compensation for executives based on performance. This executive compensation program and annual evaluation process establishes a competitive base salary for each executive and offers incentive compensation which can provide additional compensation if established performance measures are achieved. This additional compensation can be in the form of short-term annual cash bonuses, long-term stock options and long-term restricted performance shares.

   As described in the Summary Compensation Table above, each named executive receives a monthly base salary, and is eligible to receive an annual cash bonus, an annual grant of stock options and an annual grant of restricted performance shares. Corporate performance measures are established each year based on the Corporation's objectives. The extent to which these objectives are achieved determines if and what size the annual option grants and restricted performance share grants will be. Achievement of these annual performance measures also determines between 55% and 80% of the annual cash bonus to be paid to each named executive, with the remaining 45% to 20% determined by individual and division performance.

   Corporate performance measures for 1996, which determined January 1997 cash bonuses, option grants and restricted performance share grants were to:

   o reach target levels of return on equity, return on assets and earnings per share;

   o finish construction of a new facility in Fairfield, California and relocate the administrative and operations departments to that new facility;

   o  maintain credit quality measures at established levels;

   o  hold   noninterest   expenses   below  a  specified   level  and  maintain
      satisfactory audit results; and

   o  improve assets per employee and revenues per employee to specified levels.

   Corporate performance measures for 1995, which determined January 1996 cash bonuses, option grants and restricted performance share grants were to:

   o successfully merge PV Financial, CapitolBank Sacramento and North Bay Bancorp into the Corporation;

   o reach target levels of return on equity, return on assets and earnings per share;

   o  maintain credit quality measures at established levels;

   o  hold   noninterest   expenses   below  a  specified   level  and  maintain
      satisfactory audit results; and

   o  improve assets per employee and revenues per employee to specified levels.

   Additional corporate performance objectives for a three-year period are established by the Employee Benefits and Compensation Committee to accompany each grant of restricted performance shares. Whether each grant vests three years following the grant is determined by achievement of these preestablished, three-year performance objectives.

   The Chief Executive Officer's base salary in 1996 of $272,016 was established at a level judged to be competitive with comparable positions at other financial institutions. The Chief Executive Officer's $260,000 cash bonus earned in 1996 (included in the Summary Compensation Table listed above) and paid in January of 1997, was related 80% to the achievement of the 1996 corporate goals listed above and 20% to achievement of individual management goals. Individual management goals achieved in 1996 included satisfactory results from regulatory examinations, satisfactory internal controls and satisfactory progress on acquisitions. Compared to the 1996 corporate objectives listed above, the
Corporation:

   o exceeded its targeted profitability objectives, including return on equity, return on assets and earnings per share;

   o successfully completed the construction of a new facility in Fairfield, California and relocated the administrative and operations departments to that new facility;

   o  improved credit quality measures to better than established levels;

   o  outperformed noninterest expense and control goals; and

   o improved efficiency and productivity measures to better than targeted levels.

   The Chief Executive Officer's receipt, pursuant to the 1995 Stock Option Plan, of 31,550 nonqualified stock options and 7,250 restricted performance shares in January 1996 was related to achievement of the 1995 corporate performance measures listed above. Compared to the 1995 corporate objectives listed above, the Corporation:

   o  successfully completed three mergers;

   o  exceeded its targeted profitability goals;

   o  improved credit quality measures to better than established levels;

   o  outperformed noninterest expense and control goals; and

   o  improved efficiency measures to better than targeted levels.

 Other

   In 1993, the Internal Revenue Code ("IRC") was amended to add section 162(m).
Section 162(m) places a limit of $1,000,000 on the amount of compensation that may be deducted by the Corporation in any year with respect to certain of the Corporation's highest paid executives. The Corporation intends generally to qualify compensation paid to executive officers for deductibility under the IRC, including section 162(m).

   The Employee Benefits and Compensation Committee believes that the foregoing compensation programs and policies provide competitive levels of compensation, encourage long-term performance and promote management retention while further aligning shareholders' and managements' interests in the performance of the Corporation and the Corporation's Common Stock.

   Members of the Employee Benefits and Compensation Committee as of January 25, 1997 are: Patrick D. Lynch, Chairman, Etta Allen, Don Emerson, Arthur C. Latno, Jr., Catherine Cope MacMillan and Ronald A. Nelson.

                         STOCK PERFORMANCE CHART(1)

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

                               1991     1992     1993     1994     1995     1996
                               ----     ----     ----     ----     ----     ----

Westamerica Bancorporation     100       122      144      160      238      323
Western Bank Monitor(2)        100       110      132      136      195      241
S&P 500 Index                  100       108      118      120      165      203



(1) Assumes $100 invested on December 31, 1991 in the Corporation's Common Stock, the S&P 500 composite stock index and SNL Securities' Western Bank Monitor index, with reinvestment of dividends.

(2) Source: SNL Securities. While the source of the index of Western bank stocks utilized in last year's proxy statement has discontinued its preparation of such index, the index utilized above references the same comparison group of Western banks as in prior years.


                              APPROVAL OF AUDITORS

   The Board has selected KPMG Peat Marwick LLP as independent auditor for the Corporation for the 1997 fiscal year, subject to the approval of the shareholders. KPMG Peat Marwick LLP has informed the Corporation that it has had no connection during the past three years with the Corporation or its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

   Representatives of KPMG Peat Marwick LLP will be present at the Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                              SHAREHOLDER PROPOSAL

SHAREHOLDER'S PROPOSAL TO CHANGE METHOD OF COMPENSATING THE DIRECTORS OF THE CORPORATION

   The Corporation has been advised that Mr. Emil Rossi, P.O. Box 249, Boonville, California 95415 intends to present a proposal at the Meeting. Mr. Rossi is the custodian of 400 shares of the Corporation's Common Stock held by a minor under the Uniform Gift to Minors Act. The proposal and supporting statement submitted by Mr. Rossi are set forth below and have not been edited by the Corporation. The Board opposes the proposal for the reasons stated below.

SHAREHOLDER PROPOSAL

   The shareholders of WestAmerica Corporation request the Board of Directors take the necessary steps to amend the company's governing instruments to adopt the following:

      Beginning on the 1998 WestAmerica Corporation fiscal year all members of the Board of Director's total compensation will be solely in shares of WestAmerica Corporation common stock each year. No other compensation of any kind will be paid. Including, the elimination of retirement benefits to directors, excluding existing contracts with directors.

SHAREHOLDER'S SUPPORTING STATEMENT

      For many years the Rossi family have been submitting for shareholder vote, at this corporation as well as other corporations, proposals aimed at putting management on the same playing field as the shareholders. This proposal would do just that.

      A few corporations have seen the wisdom in paying directors solely in stock. Most notably, Scott Paper (now Kimberly Clark) and Travelers. Ownership in the company is the American way. We feel that this method of compensation should be welcomed by anyone who feels they have the ability to direct a major corporation's fortunes.

      The directors would receive shares each year. If the corporation does well, the directors will make more money in the value of the stock they receive and the dividend that usually rise with more profits. If things go bad, they will be much more inclined to correct things, because it will be coming directly out of their pockets. Instead of the way it is done now, where directors receive the same compensation for good or bad performance.

BOARD OF DIRECTORS' STATEMENT IN OPPOSITION TO SHAREHOLDER PROPOSAL

   The Board recommends that the shareholders vote AGAINST this proposal.

   The Board shares the proponent's belief in the desirability of director ownership of stock in the Corporation and agrees that the shareholders of the Corporation deserve a Board which is accountable to the Corporation and its shareholders. The Board believes, however, that the Corporation's current compensation package for its directors encourages and mandates the type of accountability that the shareholder desires, while providing the Corporation with the flexibility to enable it to make a determination of the optimum form of compensation for directors necessary in order to attract and retain the most qualified individuals possible.

   The Board believes the Stock Performance Chart on page 12 of this Proxy Statement illustrates that the Board has successfully managed the Corporation with the interests of the shareholders in mind. Moreover, well settled legal standards concerning the duties of directors to manage the affairs of the Corporation on a basis believed by them, in good faith, to be in the best interests of the Corporation and its shareholders already provide the framework for the proper performance of each director's duties.

   The Corporation's directors include men and women who are leaders in a wide range of business fields. The experience and varied perspectives they bring to the Board's deliberations are critical in making informed, reasoned policy decisions on the diverse and complex issues with which the Board must deal. In order for the Corporation to attract and retain highly qualified individuals to serve on the Board, the Corporation believes it must provide compensation to its directors commensurate with that which is provided by other public companies.

   In California, the majority of public corporations compensate their directors with cash payments as well as other benefits. During 1996, each of the directors of the Corporation received an annual retainer of $14,000. In addition, each director received $1,000 for each meeting of the Board that he or she attended. Nonemployee directors received $500 for each committee meeting attended and the chairman of each committee received an additional $250 for each committee meeting attended. As Chairman of the Board, David L. Payne is compensated as an employee and does not receive any annual retainer or director's fee for attending Board or committee meetings. As an employee of the Corporation, Mr. Payne is entitled to receive certain retirement benefits; however, no retirement benefits are paid to any of the nonemployee directors of the Corporation.

   The average outside director spends 12-20 hours per month on Corporation matters (the hours vary depending upon the number of committees a director is a member of), and travels 12 times (meetings are monthly) per year to Board and committee meetings (the Board and the various committee meetings take place over a two-day period). Since the time a director spends on Corporation matters and travel is time away from that director's principal occupation or business, the Corporation compensates its directors in cash payments just as a shareholder would expect to be compensated for services which he or she provides to a business employing him or her.

   The Board believes that the existing compensation package for directors is fair and appropriate in light of the obligations and responsibilities of corporate directors. The shareholder's proposal would limit the Corporation's ability to provide compensation to directors competitive with that paid by other public corporations and would, as a result, limit the Corporation's ability to attract and retain highly qualified individuals to serve as members of its Board.

   THE BOARD THEREFORE RECOMMENDS A VOTE AGAINST THE ABOVE SHAREHOLDER PROPOSAL.


                                  OTHER MATTERS

   Management of the Corporation does not know of any matters to be presented at the Meeting other than those specifically referred to herein. If any other matters should properly come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy intend to vote thereon in accordance with their best business judgment.

   For a matter to be  properly  brought  before the  Meeting by a  shareholder, section 2.02 of the Corporation's Bylaws ("Section 2.02") provides that the shareholder must deliver or mail a written notice to the Secretary (or Assistant Secretary) of the Corporation not less than 14 days nor more than 50 days prior to the Meeting. Section 2.02 also provides that the notice must set forth as to each matter that the shareholder proposes to bring before the Meeting a brief description of the business desired to be brought before the Meeting and the reasons for conducting such business at the Meeting, the name and residence address of the shareholder proposing such business, the number of shares that are owned by the shareholder and any material interest of the shareholder in such business.

   The cost of the solicitation of proxies in the accompanying form, including, but not limited to, the cost of a proxy solicitation firm, will be borne by the Corporation. The Corporation has retained the services of Corporate Investor Communications, Inc. to assist in the solicitation of proxies at a cost not to exceed $4,000 plus reasonable out-of-pocket expenses. The Corporation will reimburse banks, brokers and others holding stock in their names or names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxies and proxy materials to the beneficial owners of such stock.

                                             BY ORDER OF THE BOARD OF
                                             DIRECTORS

                                             /s/ Mary Anne Bell

                                             Mary Anne Bell
                                             Assistant Corporate Secretary


Dated: March 20, 1997

PROXY                     WESTAMERICA BANCORPORATION                       PROXY

                             VOTING INSTRUCTIONS
       TO THE TRUSTEE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          WESTAMERICA BANCORPORATION

           FOR THE ANNUAL MEETING OF SHAREHOLDERS ON APRIL 22, 1997

   The undersigned holder hereby authorizes and instructs the Trustee of the Westamerica Bancorporation Tax Deferred Savings/Retirement Plan to represent and vote, as designated below, all shares of Common Stock of Westamerica Bancorporation which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of said corporation to be held at the Showcase Theatre, Marin Center, San Rafael, California at 7:30 p.m. on Tuesday, April 22, 1997 and any postponement or adjournment thereof.

   These voting instructions to the Trustee, when properly executed, will be voted as directed herein by the undersigned shareholder. IF NO INSTRUCTIONS ARE RECEIVED, THE TRUSTEE WILL VOTE ALL OF THE SHARES FOR WHICH YOU ARE ENTITLED TO PROVIDE INSTRUCTION IN THE SAME PROPORTION AS SHARES FOR WHICH INSTRUCTIONS ARE RECEIVED. The Trustee may vote according to its discretion on any other matter which may properly come before the meeting.

      PLEASE MARK, SIGN, DATE AND MAIL THESE VOTING INSTRUCTIONS PROMPTLY,
                          USING THE ENCLOSED ENVELOPE.

                (Continued, and to be signed on the other side)

                                                               [ X ] Please mark
                                                                      your votes
                                                                       as this

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

                                                    WITHHOLD
                                            FOR      FOR ALL
Item 1--ELECTION OF DIRECTORS              [   ]      [   ]
        Etta Allen, Louis E. Bartolini,
        Charles I. Daniels, Jr., Don
        Emerson, Arthur C. Latno, Jr.,
        Patrick D. Lynch, Catherine C. MacMillan, Ronald A. Nelson, Carl R. Otto, David L. Payne, Edward B. Sylvester

WITHHELD FOR: (Write that nominee's name in the space provided below).

-----------------------------------------------------------------------------


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 2.

                                                       FOR    AGAINST   ABSTAIN
Item 2--APPROVAL OF AUDITORS.                         [   ]    [   ]     [   ]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEM 3.

                                                       FOR    AGAINST   ABSTAIN
Item 3--SHAREHOLDER'S PROPOSAL CONCERNING CHANGING    [   ]    [   ]     [   ]
        METHOD OF COMPENSATION FOR DIRECTORS.


                                     I PLAN TO ATTEND MEETING         [   ]
                                 If you check this box to the right
                               an admission card will be sent to you.


SIGNATURES(S)________________________________________       DATE________________
NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TILE AS SUCH.
Receipt is acknowledged of the Proxy Statement for the meeting. Whether or not you expect to attend the meeting, you are urged to execute and return this Proxy, which may be revoked at any time prior to its use.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

[GRAPHIC OMITTED]             WESTAMERICA BANCORPORATION

                                                                  March 20, 1997
Dear Participant:

   As a participant in the Westamerica Bancorporation Tax Deferred Savings/Retirement Plan (the "Plan"), you have an interest in the Annual Meeting of Shareholders of Westamerica Bancorporation which will be held on Tuesday, April 22, 1997 (the "Meeting"). You may direct the Trustee of the Plan how to vote all full and fractional shares of Westamerica Bancorporation stock standing to the credit of your individual account(s) (from the Supplemental Retirement Plan Account, Employer Matching Contributions and Employee Contributions) as of December 31, 1996, and your pro rata share of any unallocated shares held by the Plan as of February 28, 1997.

   For your information, we have enclosed a copy of the Proxy Statement and the Annual Report supplied to shareholders of Westamerica Bancorporation. The enclosed Proxy Statement describes three proposals to be voted on by the shareholders of Westamerica Bancorporation at the Meeting. The Board of Directors of Westamerica Bancorporation recommends a vote FOR PROPOSALS 1 AND 2 and AGAINST PROPOSAL 3. Please instruct the Trustee how to vote on these proposals by indicating your selection on the above Proxy.

   If the Trustee does not receive written instructions from you before the close of business on April 15, 1997, it will vote all of the shares for which you are entitled to provide instruction in the same proportion as shares for which instructions are received. Under the terms of the Plan, with respect to fractional shares in plan accounts (from the Supplemental Retirement Plan
Account, Employer Matching Contributions and Employee Contributions), the Trustee may pool the results of instructions received from all participants to whom fractional shares have been allocated and vote such shares accordingly.

   The Trustee may also use its discretion in voting on any other business which may properly be brought before the Meeting (or any adjournment thereof) that was not specified in the Notice of Annual Meeting of Shareholders. Please instruct the Trustee how to vote your shares. A return envelope is enclosed for your convenience.

                                        Sincerely yours,

                                        /s/ Mary Anne Bell

                                        Mary Anne Bell
                                        Assistant Corporate Secretary

PROXY                     WESTAMERICA BANCORPORATION                       PROXY

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           WESTAMERICA BANCORPORATION

            FOR THE ANNUAL MEETING OF SHAREHOLDERS ON APRIL 22, 1997

   The undersigned holder hereby authorizes A. Latno, Jr., R. Nelson and E. Sylvester, each with full power of substitution, to represent and vote, as designated on the reverse side, all shares of Common Stock of Westamerica Bancorporation which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of said corporation to be held at the Showcase Theatre, Marin Center, San Rafael, California at 7:30 p.m. on Tuesday, April 22, 1997, upon the matters set forth on the reverse side of this Proxy and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

   This Proxy, when properly executed, will be voted as directed herein by the undersigned shareholder. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, FOR ITEM 2 AND AGAINST ITEM 3.

              PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY,
                          USING THE ENCLOSED ENVELOPE.

------------------------------------
COMMENTS/ADDRESS CHANGE



                (Continued, and to be signed on the other side)

                                                               [ X ] Please mark
                                                                      your votes
                                                                       as this


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

Item 1--ELECTION OF DIRECTORS               WITHHOLD
Etta Allen, Louis E. Bartolini,     FOR      FOR ALL
Charles I. Daniels, Jr., Don       [   ]      [   ]
Emerson, Arthur C. Latno, Jr.,
Patrick D. Lynch, Catherine C. MacMillan, Ronald A. Nelson,
Carl R. Otto, David L. Payne, Edward B. Sylvester

WITHHELD FOR: (Write that nominee's name in the space provided below).

-----------------------------------------------------------------------------


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 2.

                                                        FOR    AGAINST   ABSTAIN
Item 2--APPROVAL OF AUDITORS.                          [   ]    [   ]     [   ]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEM 3.

                                                        FOR    AGAINST   ABSTAIN
Item 3--SHAREHOLDER'S PROPOSAL CONCERNING CHANGING     [   ]    [   ]     [   ]
        METHOD OF COMPENSATION FOR DIRECTORS.



                                     I PLAN TO ATTEND MEETING              [   ]
                                 If you check this box to the right
                               an admission card will be sent to you.

                                   Discontinue mailing Annual Report       [   ]
                                      subject to Proxy regulations.

                                     I have made an address change         [   ]
                             or comment on the reverse side of this Proxy.



SIGNATURES(S)________________________________________       DATE________________
NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TILE AS SUCH.
Receipt is acknowledged of the Proxy Statement for the meeting. Whether or not you expect to attend the meeting, you are urged to execute and return this Proxy, which may be revoked at any time prior to its use.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                       MEETING TICKET REQUEST INSTRUCTIONS

                           WESTAMERICA BANCORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS

                       7:30 P.M., TUESDAY, APRIL 22, 1997

                       THE SHOWCASE THEATRE, MARIN CENTER
                             SAN RAFAEL, CALIFORNIA

You can avoid registration lines by obtaining tickets in advance. If you plan to attend the Meeting, please mark the "I Plan to Attend Meeting" box on your Proxy and return it in the enclosed pre-addressed return envelope to Westamerica Bancorporation, c/o ChaseMellon Shareholder Services, Proxy Processing, Church St. Station, P.O. Box 1520, New York, NY 10277-1520. You will be mailed a ticket entitling admission for two people.

--------------------------------------------------------------------------------

Because of seating limitations, your ticket is valid for admission of up to two people. If you desire additional tickets, please call Westamerica Bancorporation at (415) 257-8026.


                    DO NOT RETURN THIS CARD WITH YOUR PROXY

--------------------------------------------------------------------------------
                               SHAREHOLDER/GUEST
--------------------------------------------------------------------------------

This is your ticket for the Westamerica Bancorporation Annual Meeting of Shareholders, 7:30 P.M., Tuesday, April 22, 1997, at the Showcase Theatre, Marin Center, San Rafael, California. With your ticket you can bypass the registration process and go directly into the meeting.

Only shareholders of record as of February 28, 1997, or their proxies, may address the meeting.

Thank you for your interest in Westamerica Bancorporation. We look forward to seeing you on April 22nd.


                                   ADMITS TWO

Please indicate number attending ________

                                 MEETING TICKET

WESTAMERICA BANCORPORATION
Attn: Corporate Secretary
1108 Fifth Avenue
San Rafael, CA 94901